SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 21, 2002
                        (Date of earliest event reported)



                           SANDATA TECHNOLOGIES, INC.

               (Exact Name of Registrant as specified in charter)



         Delaware                       000-14401                 11-2841799
      (State or other                (Commission              (I.R.S. Employer
      Jurisdiction of                File Number)               Identification
      Incorporation)                                                Number)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code (516) 484-4400



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Item 5.  Other Events

     On August 23, 2002 Sandata Technologies, Inc. (the "Company") issued a press release announcing that the Company had been advised by Nasdaq that the Company had complied with the "bid price" and "market value of publicly held shares" requirements necessary for continued listing on the SmallCap Market. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.


Exhibits

99.      Press Release dated August 23, 2002.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 23, 2002


                                                 By:  s/s Bert E. Brodsky
                                                          Bert E. Brodsky,
                                                       Chief Executive Officer

                                    EXHIBITS


Exhibit
Number   Description of Exhibit

99       Press Release dated August 23, 2002

FOR IMMEDIATE RELEASE                             CONTACT:
                                                     Bert Brodsky
                                                     Chairman
                                                     Sandata Technologies, Inc.
                                                     (516) 484-4400, X200
                                                     bbrodsky@sandata.com


                 Sandata Technologies Regains Nasdaq Compliance


     PORT WASHINGTON, N.Y. - August 23, 2002 - Sandata Technologies, Inc. (Nasdaq: SAND) (the "Company") today announced that, by letter dated August 21, 2002, Nasdaq had notified the Company that it had complied with the "bid price" and "market value of publicly held shares" requirements of the Nasdaq SmallCap Market. The hearing the Company had requested has, therefore, been rendered moot and Nasdaq considers the matter to be closed.

     The Company is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     Forward Looking  Statements

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "will", "believes", "anticipates", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to those discussed above in this press release, as well as risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10K-SB for the most recently completed fiscal year and other Securities and Exchange Commission filings.

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